SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 16, 1998





                       HOST MARRIOTT SERVICES CORPORATION




       DELAWARE                     1-14040                    52-1938672
------------------------          ------------           ----------------------
(State of Incorporation)          (Commission               (I.R.S. Employer
                                  File Number)           Identification Number)




                              6600 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
                                 (301) 380-7000











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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         None.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         None.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         None.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         None.


ITEM 5.  OTHER EVENTS.

         Press Release dated September 16, 1998 announcing the Company will fall
         short  of  third  quarter   analysts'   expectations   and   containing
         forward-looking statements.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         None.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         None.


ITEM 8.  CHANGE IN FISCAL YEAR.

         None.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       HOST MARRIOTT SERVICES CORPORATION

   SEPTEMBER 16, 1998                        /S/ BRIAN W. BETHERS
   ------------------          -------------------------------------------------
          Date                                  Brian W. Bethers
                               Senior Vice President and Chief Financial Officer



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